SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                  Date of report:  July 8, 1998






                    PREMIER BANCSHARES, INC.
     (Exact name of Registrant as specified in its charter)



   Georgia                           1-12625                58-1793778
(State or other jurisdiction of     (Commission File No.)  (IRS Employer
incorporation or organization)                             Identification No.)







                       2180 Atlanta Plaza
                    950 East Paces Ferry Road
                     Atlanta, Georgia 30326
  (Address of principal executive offices, including zip code)
                         (404) 814-3090
      (Registrant's telephone number, including area code)










ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

      On July 2, 1998, Premier Bancshares, Inc. ("Premier") consummated the acquisition of The Bank Holding Company ("BHC"), a Georgia corporation.

      Pursuant to the Agreement and Plan of Reorganization by and between Premier and BHC dated as of December 3, 1997, as amended, BHC was merged with and into Premier. Each outstanding share of BHC common stock was converted into 3.90 shares of Premier common stock. In addition, options to purchase Premier common stock were issued in exchange for all outstanding options to purchase BHC common stock. In connection therewith, approximately 2,170,447 shares of Premier common stock and 40,770 shares of Premier preferred stock were issued to the shareholders of BHC. The transaction is valued at approximately $63 million based on the shares issued in the acquisition to BHC shareholders and Premier's recent closing prices on the American Stock Exchange, Inc.

      Based in the Atlanta metropolitan area, Premier is a bank holding company with four subsidiaries: Premier Bank; Premier
Lending Corporation; and The Central and Southern Bank of
Georgia, and The Bank of Gwinnett.

      BHC is a bank holding company headquartered in Griffin, Georgia.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired

      At the present time, it is impractical to provide the required financial statements for BHC relative to the BHC acquisition as required by Article 11 of Regulation S-X and this
Item 7 of Form 8-K. Premier will file financial statements under cover of a Form 8-K/A as soon as practicable, but not later than September 16, 1998 (60 days after this Report is required to be filed).

      (b) Pro Forma Financial Information

      At the present time, it is impractical to provide the pro forma financial information relative to the BHC acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Premier will file such pro forma financial information under cover of a Form 8-K/A as soon as practicable, but not later than September 16, 1998 (60 days after this Report is required to be filed).

      (c) Exhibits

      2.1 Agreement and Plan of Reorganization dated as of December 3, 1997, by and between Premier and BHC (incorporated by reference from Premier's Form S-4 Registration Statement File
No. 333-50535 (included as Appendix B)).

      2.2 First Amendment to Agreement and Plan of Reorganization dated as of December 18, 1997, by and between Premier and BHC
(incorporated by reference from Premier's Form S-4 Registration
Statement File No. 333-50535 (included as Appendix B)).

      2.3 Second Amendment to Agreement and Plan of
Reorganization dated December 23, 1997 by and between Premier and BHC (Incorporated by reference from Exhibit 10.31 of the Proxy
Statement/Prospectus contained in Premier's Form S-4 Registration
Statement 333-45601).

      2.4 Third Amendment to Agreement and Plan of Reorganization dated December 31, 1997 by and between Premier and BHC
(Incorporated by reference from Exhibit 10.32 of the Proxy
Statement/Prospectus contained in Premier's Form S-4 Registration
Statement 333-45601).

      2.5 Fourth Amendment to Agreement and Plan of
Reorganization dated January 15, 1997 by and between Premier and BHC (Incorporated by reference from Exhibit 10.33 of the Proxy
Statement/Prospectus contained in Premier's Form S-4 Registration
Statement 333-45601).

      2.6 Fifth Amendment to Agreement and Plan of Reorganization dated March 16, 1998 by and between Premier and BHC (Included as Appendix B to the Joint Proxy Statement/Prospectus contained herein).

      99.1     Press Release.


                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCSHARES, INC.



Date: July 8, 1998            /s/ Darrell D. Pittard
                              ----------------------
                              Darrell D. Pittard,
                              Chairman and Chief Executive Officer